ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
Salaries, commissions and welfare payable		146,307	129,855
Taxes payable		46,045	40,877
Royalty fees payable		718	1,435
Third party deposits		13,047	16,491
Professional fees payable		6,584	4,065
Property refinancing loan payable		86,210
Other current liabilities		29,123	24,971
Total	$ 54,186	328,034	217,694